Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 13 – Income Taxes

The Company has current net operating loss carryforwards in excess of $20,540,569 as of December 31, 2021, to offset future taxable income, which expire beginning 2029.

Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse. The components of deferred income tax assets are as follows:

December 31, 2021
Deferred Tax Asset:
Net Operating Loss	$9,980,911
Valuation Allowance	(9,980,911)
Net Deferred Asset	$—

At December 31, 2021, the Company provided a 100% valuation allowance for the deferred tax asset because it could not be determined whether it was more likely than not that the deferred tax asset/(liability) would be realized.